UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) February 22, 2009

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
W140 N8981 Lilly Road, Menomonee Falls, WI 53051
(Address of Principal Executive Offices) (Zip Code)
262-257-8888
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1
EX-10.3
EX-10.4
EX-10.5

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2009 Cash Incentive Compensation Program
On February 22, 2009, the Compensation/Nomination/Governance Committee (the “Committee”) of the board of directors of Assisted Living Concepts, Inc. (the “Company”) approved the 2009 Cash Incentive Compensation Program for the Company’s executive officers and ten other employees. Annual incentive awards for fiscal 2009 will be granted pursuant to the Company’s 2006 Omnibus Incentive Compensation Plan (the “2006 Omnibus Plan”). The Committee established bonus targets that are expressed as a percentage of base salary, objective performance criteria that must be met in order for bonuses to be paid, and other terms and conditions of the awards. If paid, these annual incentive awards are paid in cash. The performance goals applicable to these awards are: adjusted EBITDAR and adjusted EBITDAR margin percentages. Adjusted EBITDAR is defined as net income from continuing operations before income taxes, interest expense net of interest income, depreciation and amortization, non-cash equity based compensation expense, transaction costs and non-cash, non-recurring gains and losses, including disposal of assets, impairment of long-lived assets, and rent expense incurred for leased assisted living properties. Both the adjusted EBITDAR and adjusted EBITDAR margin goals must be achieved to earn an award under the program.
The following table sets forth the fiscal 2009 annual incentive compensation award for each of the Company’s executive officers, assuming the objective performance targets are reached:

		Percentage
		of Base
Name	Position	Salary
Laurie A. Bebo	President and Chief Executive Officer	75%
John Buono	Senior Vice President, Chief Financial Office and Treasurer	50%
Eric B. Fonstad	Senior Vice President, General Counsel and Corporate Secretary	35%
Walter A. Levonowich	Vice President and Controller	30%
Ninety percent (90%) of the award is earned if ninety percent (90%) of the adjusted EBITDAR and adjusted EBITDAR margin goals are met. If these threshold criteria are attained, awards are prorated between ninety percent (90%) and one hundred percent (100%) of the target award based on the lower of actual adjusted EBITDAR and adjusted EBITDAR margin results. An additional annual incentive is awarded if the adjusted EBITDAR and adjusted EBITDAR margin goals are exceeded. If the adjusted EBITDAR dollar and adjusted EBITDAR margin goals are exceeded, awards are prorated between one hundred percent (100%) and one hundred and ten percent (110%) of the target award based on the lower of actual adjusted EBITDAR and adjusted EBITDAR margin results. Accordingly, awards earned under the program, if any, may range between ninety percent (90%) and one hundred and ten percent (110%) of the target percentage of base salary.
The foregoing description of the 2009 Cash Incentive Compensation Program is qualified in its entirety by reference to the text of the form of 2009 Cash Incentive Compensation Award Agreement, which is incorporated by reference as Exhibit 10.1 to this Current Report and incorporated herein by reference, and to the text of the 2006 Omnibus Plan, which is incorporated by reference as Exhibit 10.2 to this Current Report and incorporated herein by reference.
2009 Long-Term Equity-Based Compensation Program
On February 22, 2009, the Committee also approved the 2009 Long-Term Equity-Based Compensation Program and granted awards of tandem non-qualified stock options and stock appreciation rights (“Options/SARs”) to the Company’s executive officers and ten other employees pursuant to the 2006 Omnibus Plan. The aggregate maximum number of Options/SARs granted to all participants was 475,000.
The Options/SARs have both time vesting and performance vesting features. One fifth (1/5) of each grant becomes exercisable in one-third increments on the first, second and third anniversaries of the grant date. If the established performance goals (related to increases in private pay resident occupancy) are achieved in fiscal 2009, some or all of the remaining four fifths (4/5) of each grant becomes exercisable in one-third increments on the first, second and third anniversaries of the grant date. Once exercisable, awards may be exercised either by exercising the stock option and purchasing shares of the Company’s Class A common stock at the exercise price or exercising the related stock appreciation right. The Committee has sole discretion to determine whether stock appreciation rights are settled in shares of Class A common stock, cash or a combination of shares of Class A common stock and cash. The Options/SARs have an exercise price of $3.07 per share, the mean between the high and low market prices of the Company’s Class A common stock on the New York Stock Exchange on February 26, 2009, the second business day following the February 24, 2009, release of quarterly and full year earnings, and expire five years from the date of grant.
The following table sets forth the maximum number of Options/SARs granted to each of the Company’s executive officers:

		Maximum
		number of
Name	Position	Options/SARs
Laurie A. Bebo	President and Chief Executive Officer	100,000
John Buono	Senior Vice President, Chief Financial Office and Treasurer	50,000
Eric B. Fonstad	Senior Vice President, General Counsel and Corporate Secretary	25,000
Walter A. Levonowich	Vice President and Controller	25,000
The form of 2009 Tandem Stock Option/Stock Appreciation Rights Award Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2006 Omnibus Plan and the form of 2009 Tandem Stock Option/Stock Appreciation Rights Award Agreement.
Item 8.01. Other Events
Executive Retirement Program
On December 16, 2008, the board of directors of the Company approved amendments to the Company’s Executive Retirement Program to conform the Executive Retirement Plan to the requirements of Internal Revenue Code Section 409A. Under the Executive Retirement Plan, the Company makes a book entry to an account each month equal to 10% of the participant’s base monthly salary. Participants are not allowed to make contributions to the Executive Retirement Plan. A participant’s account is credited with deemed earnings as if it were invested in investment funds designated by the participant from a list of funds determined by the plan administrator. Participants’ interests in the accounts vest according to the number of years of employment with the Company as follows: 20% after two years; 40% after three years; 70% after four years; and 100% after five years. A participant’s interest in an account also vests upon the death or disability of the participant. During employment amounts are payable from an executive’s account only in the case of financial hardship due to unforeseen emergency. Following a participant’s separation from the Company for any reason, the participant’s vested interest in the account is paid to the participant (or the participant’s beneficiary in the event of the participant’s death) either in a lump sum or in five, ten or twenty annual installments, as elected by the participant. Payments for reasons other than death are not started until at least six months after separation. Each of the Company’s executive officers participates in the Executive Retirement Plan. As of February 26, 2009, the executive officers were vested in their accounts as follows: Ms. Bebo, 100%; Mr. Buono, 20%; Mr. Fonstad, 20%; and Mr. Levonowich, 100%.
This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Executive Retirement Program, as amended, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Deferred Compensation Plan
On December 16, 2008, the board of directors of the Company approved amendments to the Company’s Deferred Compensation Plan to conform the Deferred Compensation Plan to the requirements of Internal Revenue Code Section 409A. Under the Deferred Compensation Plan, designated key employees, including each of the Company’s executive officers, may elect annually to defer up to 10% of their base salaries. Compensation deferred is retained by the Company and credited to participants’ deferral accounts. The Company credits certain participants’ (including each of the executive officers’) accounts with matching contributions equal to 50% of participants’ elective deferrals. Participants are fully vested in their deferral accounts as to amounts they elect to defer. Participants’ interests in amounts the Company credits to their accounts as matching contributions vest according to the number of years of employment with the Company as follows: 20% after two years; 40% after three years; 70% after four years; and 100% after five years. The deferral and matching accounts are credited with interest at the prime rate. During employment amounts are payable from an executive’s account only in the case of financial hardship due to unforeseen emergency. Following a participant’s separation from the Company for any reason, the participant’s vested interest in the account is paid to the participant (or the participant’s beneficiary in the event of the participant’s death) either in a lump sum or in five, ten or twenty annual installments, as elected by the participant. Payments for reasons other than death are not started until at least six months after separation. As of February 26, 2009, the executive officers were vested in their accounts as follows: Ms. Bebo, 100%; Mr. Buono, 20%; Mr. Fonstad, 20%; and Mr. Levonowich, 100%.
This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Deferred Compensation Plan, as amended, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Form of 2009 Cash Incentive Compensation Award Agreement

10.2	2006 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 to Current Report of Assisted Living Concepts, Inc. on Form 8-K dated November 10, 2006, File No. 001-13498)

10.3	Form of 2009 Tandem Stock Option/Stock Appreciation Rights Award Agreement

10.4	Executive Retirement Program, amended and restated December 16, 2008

10.5	Deferred Compensation Plan, amended and restated December 16, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: February 26, 2009

ASSISTED LIVING CONCEPTS, INC.
By:	/s/ John Buono
John Buono, Senior Vice President,
Chief Financial Officer & Treasurer